Exhibit 10.1

ENERTOPIA CORP.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

INSTRUCTIONS TO PURCHASER

1.	All purchasers must complete all the information in the boxes on page 1 and sign where indicated with an “X”.

2.	If you are a resident of a province of Canada, other than Ontario, then complete and sign two copies of the “Risk Acknowledgement” that starts on page 2.

3.

If you are a resident of Alberta, Saskatchewan, Manitoba, Yukon, the Northwest Territories, Nunavut, Prince Edward Island or Québec, and are purchasing securities with a cost of more than $10,000, then you must also complete and sign the “Eligible Investor Form” that starts on page 4.

4.

If you are resident in Ontario, or are purchasing less than $150,000 and are an “accredited investor”, then complete and sign the “Accredited Investor Form” that starts on page 6. The purpose of the form is to determine whether you meet the standards for participation in a private placement under National Instrument 45-106. If you are an “accredited investor” and have executed the “Accredited Investor Form”, you do not need to execute the “Risk Acknowledgement” that starts on page 2 or the “Eligible Investor Form” that starts on page 4.

5.

If you are a “U.S. Purchaser”, complete and sign the certification that starts on page 13. A “U.S. Purchaser” is (a) any “U.S. person” as defined in Regulation S under United States federal securities laws, (b) any person purchasing securities on behalf of any “U.S. Person” or any person in the United States, (c) any person that receives or received an offer of the securities while in the United States, (d) any person that is in the United States at the time the purchaser’s buy order was made or this subscription agreement was executed or delivered. “U.S. person” includes but is not limited to (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any partnership or corporation organized outside the United States by a U.S. person principally for the purpose of investing in securities not registered under the U.S. Securities Act of 1933, unless it is organized or incorporated, and owned, by accredited investors who are not natural persons, estates or trusts; (iv) any estate or trust of which any executor or administrator or trustee is a U.S. person.

This is page 1 of 27 pages of a subscription agreement and related appendices, acknowledgements, provisions and forms. Collectively, these pages together are referred to as the “Subscription Agreement”.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:     ENERTOPIA CORP., (the “Issuer”), of 950 – 1130 West Pender Street, Vancouver, BC V6E 4A4

Subject and pursuant to the terms set out in the Terms on pages 10 to 12, the General Provisions on pages 18 to 26 and the other appendices, acknowledgements, provisions and forms attached which are hereby incorporated by reference, the undersigned purchaser (the “Purchaser”) hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)	Page 2 of 27 pages

FORM 45–106F4

You have two business days to cancel your purchase.

To do so, send a notice to ENERTOPIA Corp. stating that you want to cancel your purchase. You must send the notice before midnight on the 2nd business day after you sign the agreement to purchase the securities. You can send the notice by fax or email or deliver it in person to ENERTOPIA Corp. at its business address. Keep a copy of the notice for your records.

Issuer Name and Address:	ENERTOPIA Corp.
950 – 1130 West Pender Street
Vancouver, BC V6E 4A4

Fax: (604) 602-1675	E-mail: mcallister@enertopia.com

You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

  the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and the securities do not have to be sold by an investment dealer registered with a securities regulatory authority.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)	Page 3 of 27 pages

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

You will receive an offering memorandum

Read the offering memorandum carefully because it has important information about the issuer and its securities. Keep the offering memorandum because you have rights based on it. Talk to a lawyer for details about these rights.

For more information on the exempt market, call your local securities regulatory authority:

British Columbia Securities Commission, (604) 899-6500, http://www.bcsc.bc.ca/

Alberta Securities Commission, (403) 297-6454, www.albertasecurities.com

Saskatchewan Financial Services Commission, (306) 787-5645, www.sfsc.gov.sk.ca

Manitoba Securities Commission, (204)945-2548, www.msc.gov.mb.ca

Autorité des marchés financiers, (514) 395-0337, www.lautorite.qc.ca

Contact information for other securities regulatory authorities are available at www.securities-administrators.ca

The purchaser must sign two copies of this form. The purchaser and the issuer must each receive a signed copy.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)	Page 4 of 27 pages

ELIGIBLE INVESTOR FORM

(Capitalized terms not specifically defined in this Form have the meaning ascribed to them in the Subscription Agreement to which this Form is attached.)

In connection with the execution of the Subscription Agreement to which this Form is attached, the undersigned (the ”Purchaser”) represents and warrants to the Issuer that the Purchaser satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

______ Category 1	a person whose

(a) net assets, alone or with a spouse, in the case of an individual, exceed $400,000

(b) net income before taxes exceeded $75,000 in each of two (2) most recent calendar years and who reasonably expects to exceed that income level in the current calendar year, or

(c)

net income before taxes, alone or with a spouse, in the case of an individual, exceeded $125,000 in each of the two (2) most recent calendar years and who reasonably expects to exceed that income level in the current calendar year

______ Category 2	a person of which a majority of the voting securities are beneficially owned by eligible investors or a majority of the directors are eligible investors

______ Category 3	a general partnership of which all of the partners are eligible investors

______ Category 4	a limited partnership of which the majority of the general partners are eligible investors

______ Category 5	a trust or estate in which all of the beneficiaries or a majority of the trustees or executors are eligible investors

______ Category 6	an accredited investor

______ Category 7	a person described in section 2.5 of National Instrument 45-106 [Family, friends and business associates]

______ Category 8	a person that has obtained advice regarding the suitability of the investment and, if the person is resident in a jurisdiction of Canada, that advice has been obtained from an eligibility adviser

The statements made in this Form are true and accurate as of the date of signing and will be true and accurate as of the Closing Date. If any such representations and warranties shall cease to be true and accurate at any time prior to Closing, the purchaser will promptly notify the Issuer.

Dated ________________________________________2014.

X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)	Page 5 of 27 pages

For the purposes hereof:

(a)	“accredited investor” has the same meaning as in National Instrument 45-106;

(b)	“eligibility adviser” means

(i)

a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed; and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months; and

(c)	“eligible investor” means a person who meets the criteria in any of the above categories.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)	Page 6 of 27 pages

ACCREDITED INVESTOR FORM

(Capitalized terms not specifically defined in this Form have the meaning ascribed to them in the Subscription Agreement to which this Form is attached.)

In connection with the execution of the Subscription Agreement to which this Form is attached, the undersigned (the “Purchaser”) represents and warrants to the Issuer that the Purchaser satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

______ Category 1	a Canadian financial institution, or a Schedule III bank

______ Category 2	the Business Development Bank of Canada incorporated under the Business Development
Bank of Canada Act (Canada)

______ Category 3

a subsidiary of any person referred to in Category 1 or 2, if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary

______ Category 4

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador)

______ Category 5	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in Category 4

______ Category 6	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada

______ Category 7

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’ile de Montreal or an intermunicipal management board in Québec

______ Category 8	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government

______ Category 9	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada

_____ Category 10

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000

_____ Category 11

an individual whose net income before taxes exceeded $200,000 in each of the two (2) most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two (2) most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year

_____ Category 12	an individual who, either alone or with a spouse, has net assets of at least $5,000,000

_____ Category 13	a person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements

_____ Category 14	an investment fund that distributes or has distributed its securities only to

(a) a person that is or was an accredited investor at the time of the distribution;

(b) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of National Instrument 45-106 [Minimum amount investment], and 2.19 of National Instrument 45-106 [Additional investment in investment funds]; or

(c) a person described in paragraph (a) or (b) that acquires or acquired securities under section 2.18 of National Instrument 45-106 [Investment fund reinvestment]

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_____ Category 15

an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt

_____ Category 16

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be

_____ Category 17	a person acting on behalf of a fully managed account managed by that person, if that person

	(a)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

	(b)	in Ontario, is purchasing a security that is not a security of an investment fund

_____ Category 18

a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded

_____ Category 19	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in Categories 1 to 4 or Category 9 in form and function

_____ Category 20

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors

_____ Category 21	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser

_____ Category 22	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

	(a)	an accredited investor; or

	(b)	an exempt purchaser in Alberta or British Columbia after National Instrument 45-106 came into force

The statements made in this Form are true and accurate as of the date of signing and will be true and accurate as of the Closing Date. If any such representations and warranties shall cease to be true and accurate at any time prior to Closing, the Purchaser will promptly notify the Issuer.

Dated ________________________________________2014.

X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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For the purposes hereof:

(a)	“accredited investor” means a person who meets the criteria in any of the above categories;

(b)	“Canadian financial institution” means:

	(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(ii)

a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(c)	“eligibility adviser” means

(i)

a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed; and

(ii)

in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons, and

(B)

have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	“financial assets” means

	(i)	cash,

	(ii)	securities, or

	(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(e)	“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(f)	“investment fund” means a mutual fund or a non-redeemable investment fund, and, for great certainty in British Columbia, includes an employee venture capital corporation and a venture capital corporation as such terms are defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(g)	“non-redeemable investment fund” means an issuer:

	(i)	whose primary purpose is to invest money provided by its securityholders;

	(ii)	that does not invest

		(A)	for the purpose of exercising or seeking to exercise control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund, or

		(B)	for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund, and

	(iii)	that is not a mutual fund;

(h)	“person” includes

	(i)	an individual;

	(ii)	a corporation;

	(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

	(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(i)	“related liabilities” means

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

	(ii)	liabilities that are secured by financial assets;

(j)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

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(k)	“spouse” means, an individual who,

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual,

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(iii)

in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and (l) “subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)	Page 10 of 27 pages

TERMS

Reference date of this Subscription   January 10, 2014 (the “Agreement Date”)   Agreement

The Offering

The Issuer	ENERTOPIA CORP.

Offering	The offering (the “Offering”) consists of an aggregate of up to 10,000,000 units of the Issuer (the “Units”)

Purchased Securities

The “Purchased Securities” are Units. Each Unit consists of one previously unissued common share, as presently constituted (a “Share”) and one half (1/2) of one non-transferable common share purchase warrant (each whole warrant, a “Warrant”) of the Issuer. One Warrant will entitle the holder, on exercise, to purchase one additional common share of the Issuer (a “Warrant Share”) at a price of US$0.15 per Warrant Share at any time until the close of business on the day which is 24 months from the date of issue of the Warrant.

Total amount	Up to US $1,000,000

Price	US$0.10 per Unit

Warrants	The Warrants will be issued and registered in the name of the purchasers or their nominees. The Warrants will be non-transferable subject to resale restrictions and legends.

The certificates representing the Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issued upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Issuer’s common shares, the payment of stock dividends and the amalgamation of the Issuer.

In the event that the Issuer’s common shares, at any time after 4 months and 1 day have elapsed from the issuance of the Warrants, as listed on a Principal Canadian Market – currently the Exchange under the symbol “TOP” has been at or above CDN$0.30 for a period of 20 consecutive trading days, the Issuer may, within five (5) days thereafter issue to the Warrant holders a written notice advising of the accelerated expiry of the Warrants. Such written notice shall identify in reasonable detail the particulars of the acceleration event and identify the date (the "Warrant Accelerated Expiry Date") set for accelerated expiry, which in no event shall be less than 30 days after the mailing date of the written notice. For greater certainty, all Warrants shall expire and be of no further force or effect as of 4:30 pm (Pacific Time) on the Warrant Accelerated Expiry Date.

Selling Jurisdictions

The Units may be sold in the provinces of Canada and in certain overseas jurisdictions as the Issuer may determine and in the United States in accordance with available exemptions (the “Selling Jurisdictions”).

Exemptions	The Offering will be made in accordance with the following exemptions from the prospectus requirements:

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(a)	the “offering memorandum” exemption found in section 2.9 of National Instrument 45-106 Prospectus and Registration Exemptions;

(b)	the “accredited investor” exemption found in section 2.3 of National Instrument 45-106 Prospectus and Registration Exemptions;

(c)	the “minimum amount investment ($150,000)” exemption found in section 2.10 of National Instrument 45-106 Prospectus and Registration Exemptions;

(d)	the “offshore” exemption found in BC Instrument 72-503

Distributions outside British Columbia; and

(e)	in the United States, Rule 506 of Regulation D and/or section 4(2) of the United States Securities Act of 1933, as amended.

Resale restrictions and legends

The Purchased Securities will be subject to a four month hold period that starts to run on Closing. The Purchaser acknowledges that the certificates representing the Purchased Securities will bear the following legends:

“Unless permitted under securities legislation, the holder of this security must not trade the security before [insert the date that is four months and a day after the distribution date.]”

Certificates representing Purchased Securities issued to U.S. Purchasers will bear additional legends as set forth in the “Certification of US Purchaser”.

Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Closing Date	Payment to the Issuer for, and delivery of, the Units is scheduled to occur on January 31, 2014 or on such other date or dates as may be determined by the Issuer (the “Closing Date”).

Additional definitions	In the Subscription Agreement, the following words have the following meanings unless otherwise indicated:

(a)	“Purchased Securities” means the Units purchased under this Subscription Agreement;

(b)	“Securities” means the Shares, the Warrants and the Warrant Shares;

(c)	“Warrants”, as defined above, includes the certificates representing the Warrants.

The Issuer

Jurisdiction of organization	The Issuer is incorporated under the laws of the State of Nevada

Stock exchange listings	The common shares of the Issuer are Securities listed on the Canada

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Exchange (the “Exchange”).

End of Terms

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PROVISIONS APPLICABLE TO A UNITED STATES PURCHASER

CERTIFICATION OF U.S. PURCHASER

NOTE: the provisions on this page are applicable ONLY if the Purchaser is in the United States or is a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended.

(Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In connection with the execution of the Subscription Agreement to which this Schedule is attached, the undersigned (the “Purchaser”) represents and warrants to the Issuer that:

1.

It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment.

2.

The Issuer has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Issuer as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities.

3.

It is acquiring the Securities for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Securities in violation of the United States securities laws.

4.

It understands the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”) or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirements.

5.

If the Purchaser is an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

____________

A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date of this Certification exceeds US $1,000,000 excluding the value of such person’s primary residence;

____________

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

6.	If the Purchaser is a corporation, partnership, trust or other entity), then it satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

____________

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000;

____________

A trust that (a) has total assets in excess of US $5,000,000, (b) was not formed for the specific purpose of acquiring the Securities and (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Securities;

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NOTE: the provisions on this page are applicable ONLY if the Purchaser is in the United States or is a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended.

____________	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

____________	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

____________	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or

____________	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

7.

It has not purchased the Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, internet, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

8.	If it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities directly or indirectly, unless:

	(a)	the sale is to the Issuer;

	(b)	the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

(c)

the sale is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder and in accordance with any applicable state securities or “blue sky” laws; or

	(d)	the Securities are sold in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities; and

	(e)	it has prior to such sale pursuant to subsection (c) or (d) furnished to the Issuer an opinion of counsel reasonably satisfactory to the Issuer.

9.	The certificates representing the Securities (and any certificates issued in exchange or substitution for the Securities) will bear a legend in substantially the form as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”). THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT OR (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION TO SUCH EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE GOOD DELIVERY IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

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NOTE: the provisions on this page are applicable ONLY if the Purchaser is in the United States or is a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended.

Delivery of certificates bearing such a legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets. If the Issuer is a “foreign issuer” with no “substantial U.S. market interest” (all within the meaning of Regulation S under the 1933 Act) at the time of sale, a new certificate, which will constitute “good delivery”, will be made available to the Purchaser upon provision by the Purchaser of a declaration in the form attached as Appendix “A” together with such other evidence of the availability of an exemption as the Issuer or its transfer agent may reasonably require.

Certificates representing Warrants, and all certificates issued in exchange therefore or in substitution thereof, shall bear the following legend in substantially the following form:

“THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A “U.S. PERSON” OR A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

10.

It understands and agrees that there may be material tax consequences to the Purchaser of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such Securities, in particular, no determination has been made whether the Issuer will be a “passive Foreign investment company” (“PFIC”) within the meaning of Section 1291 of the United States Internal Revenue Code.

11.

It understands and agrees that the financial statements of the Issuer have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

12.

It consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Certification and the Subscription Agreement.

13.

It is resident in the United States of America, its territories and possessions or any state of the United States or the District of Columbia (collectively the “United States”), a “U.S. Person” as such term is defined in Regulation S of the 1933 Act or was in the United States at the time the securities were offered or the Subscription Agreement was executed.

14.

It understands that the Securities are “restricted securities” under applicable federal securities laws and that the 1933 Act and the rules of the SEC provide in substance that the Purchaser may dispose of the Securities only pursuant to an effective registration statement under the 1933 Act or an exemption therefrom, and, other than as set out herein, the Purchaser understands that the Issuer has no obligation to register any of the Securities or to take action so as to permit sales pursuant to the 1933 Act (including Rule 144 thereunder). Accordingly, the Purchaser understands that absent registration, under the rules of the SEC, the Purchaser may be required to hold the Securities indefinitely or to transfer the Securities in “private placements” which are exempt from registration under the 1933 Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the Purchaser. As a consequence, the Purchaser understands that it must bear the economic risks of the investment in the Securities for an indefinite period of time.

Subscription Agreement (with related appendices, acknowledgements, provisions and forms)	Page 16 of 27 pages

NOTE: the provisions on this page are applicable ONLY if the Purchaser is in the United States or is a “U.S. person” as defined in Regulation S under the United States Securities Act of 1933, as amended.

15.

It has no intention to distribute, and shall not transfer, either directly or indirectly any of the Securities to any person within the United States or to U.S. persons, as defined in Regulations S (a “US Person”) except pursuant to an effective registration statement under the 1933 Act, or an exemption therefrom.

16.

It has no intention to distribute, and shall not transfer, either directly or indirectly any of the Securities to any person within the United States or to U.S. persons, as defined in Regulations S (a “US Person”) except pursuant to an effective registration statement under the 1933 Act, or an exemption therefrom.

The statements made in this Certification are true and accurate to the best of my information and belief and I will promptly notify the Issuer of any changes in the answers.

ONLY U.S. PURCHASERS NEED COMPLETE AND SIGN

Dated _____________________________, 2014

X
Signature of individual (if Purchaser is an individual)

X
Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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APPENDIX “A”

Declaration for removal of legend (To Be Completed at Time of Legend Removal)

TO:      Olympia Trust Company as registrar and transfer agent for the common shares of ENERTOPIA CORP. (the “Company”).

The undersigned (A) acknowledges that the sale of the common shares represented by certificate number _______________, to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “1933 Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the 1933 Act) of the Company; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of a designated offshore securities market within the meaning of Rule 902(b) under the 1933 Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any person acting on its behalf engaged in any directed selling efforts in connection with the offer and sale of such securities; and (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the 1933 Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Terms used herein have the meanings given to them by Regulation S under the 1933 Act.

By: __________________________________  Dated: ____________________________

Signature

Name (please print)

Affirmation by Seller’s Broker-Dealer

We have read the foregoing representations of our customer, _________________________(the “Seller”) dated _______________________, with regard to the sale, for such Seller’s account, of the common shares represented by certificate number ______________of the Company described therein, and we hereby affirm that, to the best of our knowledge and belief, the facts set forth therein are full, true and correct.

__________________________________________

Name of Firm

By: _______________________________________

Authorized officer

Date: _____________________________________

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GENERAL PROVISIONS

1  DEFINITIONS

1.1   In the Subscription Agreement (including the first (cover) page, the Terms on pages 10 to 12, the General Provisions on pages 18 to 26 and the other appendices, acknowledgements, provisions and forms incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)

“Applicable Legislation” means, as applicable, the securities laws, regulations, rules, rulings and orders in the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer and all applicable administrative policy statements issued by the securities regulatory authorities in each of the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer together with the applicable rules and policies of the Exchange;

(c)	“Closing” means the completion of the sale and purchase of the Purchased Securities;

(d)	“Closing Date” has the meaning assigned in the Terms;

(e)	“Commissions” means the securities regulatory authorities in each of the Selling Jurisdictions in Canada and in jurisdictions where the Issuer is a reporting issuer;

(f)	“Exchange” has the meaning assigned in the Terms;

(g)	“Final Closing” means the last closing under the Private Placement;

(h)	“General Provisions” means those portions of the Subscription Agreement headed “General Provisions” and contained on pages 18 to 26;

(i)	“Offering Memorandum” means any offering memorandum prepared by the Issuer in connection with the Private Placement, as it may be amended from time to time;

(j)	“Personal Information” means any information about an identifiable individual, and includes information provided by the Purchaser in this Subscription Agreement;

(k)	“Private Placement” means the offering of the Purchased Securities on the terms and conditions of the Agency Agreement and this Subscription Agreement;

(l)	“Purchased Securities” has the meaning assigned in the Terms;

(m)	“Regulation S” means Regulation S promulgated under the 1933 Act;

(n)	“Regulatory Authorities” means the Commissions and the Exchange;

(o)	“Securities” has the meaning assigned in the Terms;

(p)	“Selling Jurisdictions” has the meaning assigned in the Terms;

(q)

“Subscription Agreement” means the first (cover) page, the Terms on pages 10 to 12, the General Provisions on pages 18 to 26 and the other appendices, acknowledgements, provisions and forms incorporated by reference;

(r)	“Terms” means those portions of the Subscription Agreement headed “Terms” and contained on pages 10 to 12; and

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1.2   In the Subscription Agreement, the following terms have the meanings defined in Regulation S: “U.S. Person” and “United States”.

1.3   In the Subscription Agreement, unless otherwise specified, currencies are indicated in Canadian dollars.

1.4   In the Subscription Agreement, other words and phrases that are capitalized have the meaning assigned in the Subscription Agreement.

2  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

2.1   Acknowledgements concerning the Private Placement

The Purchaser acknowledges that:

(a)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(b)	there is no government or other insurance covering the Securities;

(c)

there are risks associated with the purchase of the Securities and the Purchaser is knowledgeable or experienced in business and financial matters and is capable of evaluating the merits and risks of an investment in the Purchased Securities and is capable of bearing the economic risk of the investments;

(d)

there are restrictions on the Purchaser’s ability to resell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities;

(e)

the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Applicable Legislation and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including, in most circumstances, statutory rights of rescission or damages, will not be available to the Purchaser;

(f)

no prospectus has been or is intended to be filed by the Issuer with the Commissions in connection with the issuance of the Purchased Securities, the issuance is intended to be exempted from the prospectus and registration requirements of the Applicable Legislation and as a consequence of acquiring the Purchased Securities pursuant to these exemptions:

	(i)	the Purchaser is restricted from using most of the civil remedies available under the Applicable Legislation;

	(ii)	the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Applicable Legislation; and

	(iii)	the Issuer is relieved from certain obligations that would otherwise apply under the Applicable Legislation;

(g)

the Securities have not been registered under the 1933 Act and may not be offered or sold in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and the Issuer has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Purchased Securities or any of the Securities; and

(h)	the Purchaser acknowledges that the Issuer’s counsel is acting as counsel to the Issuer and not as counsel to the Purchaser.

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2.2   Representations by all Purchasers

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and as at the Closing Date:

(a)	if the Purchaser is a resident of Canada, the Purchaser complies with one of the following:

(i)

the Purchaser is purchasing as principal or is deemed to be purchasing as principal in accordance with Applicable Legislation and meets the definition of “accredited investor” as such term is defined under National Instrument 45-106 Prospectus and Registration Exemptions and has completed and signed the Accredited Investor Form which begins on page 6; or

(ii)

the Purchaser is purchasing as principal and has purchased that number of Purchased Securities having an acquisition cost to the Purchaser of not less than $150,000 to be paid in cash on the Closing Date; or

(iii)

if the Purchaser is a resident of a province or territory other than Ontario, the Purchaser has received a copy of the Offering Memorandum and has completed and signed the Risk Acknowledgement Form which begins on page 2 and if the Purchaser is a resident of Alberta, Saskatchewan, Manitoba, Yukon, Northwest Territories, Nunavut, Prince Edward Island or Québec the Purchaser has completed the “Eligible Investor Form” that begins on page 4 if the Purchaser is purchasing Purchased Securities for an aggregate acquisition of more than $10,000;

(b)

the Purchaser is not a person created or used solely to purchase or hold securities in order to comply with an exemption from the prospectus requirements of Applicable Legislation and if the Purchaser is not an individual, it pre-existed the Offering and has a bona fide purpose other than investment in the Purchased Securities;

(c)

in the case of the purchase by the Purchaser of the Purchased Securities as agent or trustee for any principal, the Purchaser is the duly authorized trustee or agent of such beneficial purchaser with due and proper power and authority to execute and deliver, on behalf of each such beneficial purchaser, this Subscription Agreement and all other documentation in connection with the purchase of the Purchased Securities hereunder, to agree to the terms and conditions herein and therein set out and to make the representations, warranties, acknowledgements and covenants herein and therein contained, all as if each such beneficial purchaser were the Purchaser and is subscribing as principal for its own account and not for the benefit of any other person for investment only and not for resale and the Purchaser’s actions as trustee or agent are in compliance with applicable law and the Purchaser and each beneficial purchaser acknowledges that the Issuer may be required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom it may be acting;

(d)

the Purchaser and any beneficial purchaser for whom it is acting is resident in the jurisdiction set out on the execution page of this Subscription Agreement, such address was not created and is not used solely for the purpose of acquiring the Purchased Securities and the Purchaser was solicited to purchase in such jurisdiction;

(e)

the Purchaser has properly completed, executed and delivered the applicable form(s) set forth on the cover page of this Agreement and such forms contain information about the Purchaser that is true and accurate as of the date of signing and will be true and correct as at the Closing Date;

(f)

the Purchaser has not received, nor has the Purchaser requested, nor does the Purchaser have any need to receive, any offering memorandum, other than the Offering Memorandum or any other document describing the business and affairs of the Issuer in order to assist the Purchaser in making an investment decision in respect of the Purchased Securities and the Purchaser has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Purchased Securities;

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(g)	no person has made to the Purchaser any written or oral representations:

	(i)	that any person will resell or repurchase the Securities;

	(ii)	that any person will refund the purchase price of the Purchased Securities;

	(iii)	as to the future price or value of any of the Securities; or

(iv)

that any of the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Securities for trading on any stock exchange other than the Shares and Warrant Shares on the Exchange;

(h)	if the Purchaser is:

(i)

a corporation, the Purchaser is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Subscription Agreement, to subscribe for the Purchased Securities as contemplated herein and to carry out and perform its covenants and obligations under the terms of this Subscription Agreement and the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(ii)

a partnership, syndicate or other form of unincorporated organization, the Purchaser has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof; or

	(iii)	an individual, the Purchaser has the legal capacity and competence to enter into and to execute this Subscription Agreement and to observe and perform his or her covenants and obligations hereunder;

(i)	this subscription has not been solicited in any other manner contrary to the Applicable Legislation or the 1933 Act;

(j)

the Purchaser has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(k)

the Purchaser has no knowledge of a “material fact” or “material change” (as those terms are defined in the Applicable Legislation) in the affairs of the Issuer that has not been generally disclosed to the public, except knowledge of this particular transaction;

(l)

the offer made by this subscription is irrevocable (subject to the Purchaser’s right to withdraw the subscription and to terminate the obligations as set out in this Subscription Agreement) and requires acceptance by the Issuer and approval of the Exchange;

(m)

the Purchaser is not a “control person” of the Issuer as defined in the Applicable Legislation, will not become a “control person” by virtue of this subscription for the Securities and does not intend to act in concert with any other person to form a control group of the Issuer;

(n)	unless the Purchaser has executed the “Certification of U.S. Purchaser” that begins on page 13:

	(i)	the offer was not made to the Purchaser when the Purchaser was in the United States and, at the time the Purchaser’s buy order was made, the Purchaser was outside the United States;

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	(ii)	the current structure of this transaction and all transactions and activities contemplated hereunder is not a scheme to avoid the registration requirements of the 1933 Act;

	(iii)	the Purchaser has no intention to distribute either directly or indirectly any of the Securities in the United States, except in compliance with the 1933 Act;

	(iv)	the Purchaser is not a U.S. Person; and

	(v)	the Purchaser is not and will not be purchasing Purchased Securities for the account or benefit of any U.S. Person;

(o)

if the Purchaser is a resident of an International Jurisdiction (which is defined herein to mean a country other than Canada or the United States), then the Purchaser on its own behalf and, if applicable on behalf of others for whom it is hereby acting that:

(i)

the Purchaser is knowledgeable of, or has been independently advised as to, the International Securities Laws (which is defined herein to mean, in respect of each and every offer or sale of Purchased Securities, any securities laws having application to the Purchaser and the Private Placement other than the laws of Canada and the United States and all regulatory notices, orders, rules, regulations, policies and other instruments incidental thereto) which would apply to this subscription, if any;

(ii)

the Purchaser is purchasing the Purchased Securities pursuant to an applicable exemption from any prospectus, registration or similar requirements under the International Securities Laws of that International Jurisdiction, or, if such is not applicable, the Purchaser is permitted to purchase the Purchased Securities under the International Securities Laws of the International Jurisdiction without the need to rely on exemptions;

(iii)

the subscription by the Purchaser does not contravene any of the International Securities Laws applicable to the Purchaser and the Issuer and does not give rise to any obligation of the Issuer to prepare and file a prospectus or similar document or to register the Securities or to be registered with any governmental or regulatory authority;

(iv)

the International Securities Laws do not require the Issuer to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(v)

the Securities are being acquired for investment purposes only and not with a view to resale and distribution, and the distribution of the Securities to the Purchaser by the Issuer complies with all International Securities Laws;

(p)	this Subscription Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser;

(q)

the Purchaser has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Purchaser resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and acknowledges that the hold period indicated in the Terms does not constitute such representation and is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies;

(r)

 the Purchaser is capable of assessing the proposed investment as a result of the Purchaser’s financial and business experience or as a result of advice received from a registered person other than the Issuer or any affiliates of the Issuer;

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(s)

if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issuance of the Securities as may be required; and

(t)	the funds representing the aggregate subscription price for the Purchased Securities which will be advanced by the Purchaser hereunder will not represent proceeds of crime for the purposes of the

Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) and the Purchaser acknowledges that the Issuer may in the future be required by law to disclose the Purchaser’s name and other information relating to this Subscription Agreement and the Purchaser’s subscription hereunder, on a confidential basis, pursuant to such Act. To the best of its knowledge: (a) none of the subscription funds to be provided by the Purchaser (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser; and (b) the Purchaser shall promptly notify the Issuer if the Purchaser discovers that any of such representations ceases to be true, and to provide the Issuer with appropriate information in connection therewith.

2.3   Reliance, indemnity and notification of changes

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 10 to 12, the General Provisions on pages 18 to 26 and the other appendices, acknowledgements, provisions and forms incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 10 to 12, the General Provisions on pages 18 to 26 and the other appendices, acknowledgements, provisions and forms incorporated by reference) which takes place prior to the Closing.

2.4   Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

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3  REPRESENTATIONS AND WARRANTIES OF THE ISSUER

By executing this Subscription Agreement, the Issuer represents, warrants and covenants to the Purchaser, which representations, warranties and covenants will be true and correct as of the Closing Date (as herein defined) with the same force and effect as if made at and as of the Closing (and acknowledges that the Purchaser is relying thereon) that:

a)

The Issuer has been duly incorporated and organized and is a valid and subsisting Issuer under the laws of the State of Nevada and is duly qualified to carry on business in each jurisdiction wherein the carrying out of the activities contemplated makes such qualifications necessary;

b)	The shares which form a part of the Units will, upon issue and delivery, be validly issued as fully paid and non-assessable.

c)	The Issuer has the full corporate right, power and authority to execute this Subscription Agreement, and to issue the Units to the Purchaser pursuant to the terms of this Subscription Agreement

d)	This Subscription Agreement constitutes a binding and enforceable obligation of the Issuer, enforceable in accordance with its terms.

e)	This Subscription has been given for valuable consideration and is irrevocable, except with the written consent of the Issuer.

f)

The Issuer has filed all forms, reports, documents and information required to be filed by it, whether pursuant to applicable securities laws or otherwise, with the Exchange (or one of its predecessors) or the applicable securities regulatory authorities (the “Disclosure Documents”). As of the time the Disclosure Documents were filed with the applicable securities regulators and on SEDAR (System for Electronic Document Analysis and Retrieval) as applicable (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the Disclosure Documents complied in all material respects with the requirements of the applicable securities laws; and (ii) none of the Disclosure Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

g)

The financial statements of the Issuer contained in the Disclosure Documents : (i) complied as to form in all material respects with the published rules and regulations under the applicable securities laws; (ii) were reported in accordance with United States generally accepted accounting principles or International Financial Reporting Standards, as the case may be; and (iii) present fairly the consolidated financial position of the Issuer and its subsidiaries, if any, as of the respective dates thereof and the consolidated results of operations of the Issuer and its subsidiaries, if any, for the periods covered thereby.

h)	There is no “material fact” or “material change” (as those terms are defined in the Acts) in the affairs of the Issuer that has not been generally disclosed to the public.

4 PERSONAL INFORMATION

The Purchaser provides its consent to:

(a)

the disclosure of Personal Information by the Issuer to the Exchange, to the Ontario Securities Commission and to any other applicable securities regulatory authorities, the Issuer’s registrar and transfer agent, legal counsel and any other party involved in the purchase and sale of the Purchased Securities;

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(b)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 1, or as otherwise identified by the Exchange, from time to time; and

(c)	the collection, use and disclosure of Personal Information by the Commissions for the purposes described in Appendix 1.

5  ISSUER’S ACCEPTANCE

This Subscription Agreement, when executed by the Purchaser, and delivered to the Issuer, will constitute a subscription for the Purchased Securities which will not be binding on the Issuer until accepted by the Issuer by executing this Subscription Agreement in the space provided on the face page(s) of this Subscription Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Purchaser, this Subscription Agreement will be entered into on the date of such execution by the Issuer.

6  CLOSING

6.1   The Purchaser acknowledges that, although Purchased Securities may be issued to other purchasers under the Private Placement concurrently with the Closing, there may be other sales of Purchased Securities under the Private Placement, some or all of which may close before or after the Closing. The Purchaser further acknowledges that there is a risk that insufficient funds may be raised on the Closing to fund the Issuer’s objectives described in the Offering Memorandum, if any, and that further closings may not take place after the Closing.

6.2   On or before the Closing Date, the Purchaser will deliver to the Issuer the Subscription Agreement and all applicable acknowledgements, provisions and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

6.3   At Closing, the Issuer will deliver the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee.

7  MISCELLANEOUS

7.1   The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

7.2   The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other acknowledgements, provisions, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

7.3   The Issuer may rely on delivery by fax machine or e-mail of an executed copy of this subscription, and acceptance by the Issuer of such faxed or e-mailed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement. If less than a complete copy of this Subscription Agreement is delivered to the Issuer at Closing, the Issuer and its advisors are entitled to assume that the Purchaser accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered.

7.4   Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

7.5   This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

7.6   Time is of the essence of this Subscription Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

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7.7   Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

7.8 The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

7.9 This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

7.10 A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 1.

7.11 The contract arising out of this Subscription Agreement and all documents relating thereto, have been or will be drafted in English only by common accord among the parties. Le soussigné reconnaît par les présentes qu’il a exigé que le contrat résultant de cette convention de souscription ainsi que tous documents y afférents soient rédigés en langue anglaise seulement.

7.12 This Subscription Agreement is to be read with all changes in gender or number as required by the context.

7.13 This Subscription Agreement will be governed by and construed in accordance with the internal laws of British Columbia (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute related to this Subscription Agreement.

End of General Provisions

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End of Subscription Agreement